SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2004

FALCON FINANCIAL INVESTMENT TRUST
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	0-50509 (Commission File Number)	57-6208172 (IRS Employer Identification Number)

15 Commerce Road Stamford, CT (Address of principal executive offices)	06902 (Zip Code)

(203) 967-0000
Registrant’s telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

        On November 11, 2004, Falcon Financial Investment Trust issued a press release to announce its financial results for the quarter ended September 30, 2004. A copy of the press release is being furnished as exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 99.1       Press release, dated November 11, 2004, announcing the financial results for the quarter ended September 30, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FALCON FINANCIAL INVESTMENT TRUST

Date: November 12, 2004	By:	David A. Karp David A. Karp President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Document

99.1	Press release, dated November 11, 2004, announcing the financial results for the quarter ended September 30, 2004.